

APPROVED FOR PUBLIC DISTRIBUTION, AUGUST 2013

CORPORATE PRESENTATION
Q3 2013

finjan

www.finjan.com

Safe Harbor Statement

finjan

- The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. ("Finjan", "we" or "us").
- While we believe the information provided herein is reliable, as of the date hereof, neither Finjan nor any of its affiliates, subsidiaries, directors, officers, employees, agents and consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC").
- The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Finjan and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Finjan nor any of its affiliates undertakes any obligation to update and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.
- This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Finjan's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Finjan.
- Finjan files annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC contain important information regarding Finjan, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the "Risk Factors" set forth in our Form S-1 filed with the SEC on July 16, 2013.
- Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.
- Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's internet website http://www.sec.gov and on Finjan's web site http://www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges.

Finjan Snapshot

Financial Statistics

Recent Share Price (8/8/13)	$0.78*
30 Day Range	$0.78 - $1.06
Fully Diluted Share Count	~$268 million
Market Capitalization	$215 million
Cash	~$29 million
Short Term Liabilities	$0
Long Term Debt:	$0
Annual Operating Burn	~$3 million
2012 Income	$89 million

* Approved 12-for-1 reverse stock split, expected completion mid-to-late August 2013

Balance Sheet data as of March 31, 2013

Quick Facts

Founded	1997, Israel
Corporate Headquarters	New York, NY
Ticker Symbol	(OTC MKT: FNJN)
Ownership	Institutional/Corporate Ownership – 99%

Deal Highlights

- June 3, 2013 - Finjan, Inc. completed reverse merger with Converted Organics Inc. (COIN)
- Changed name to Finjan Holdings, Inc.
- Approximately 91.5% owned by former Finjan, Inc. stockholders
    - Lock-Up agreement in place
- S-1 re-sale registration filed July 2013
- Planned up-listing to a national exchange

Today's IP, powering tomorrow's innovation

finjan

HOMEGROWN TECHNOLOGY

- Finjan is a 17-year old technology company committed to investing in innovation and capturing those developments in new, foundational, intellectual property
- Pioneered patented technologies capable of actively detecting previously unknown and emerging threats on a real-time, behavior-based, basis to protect Internet and private networks
- 40 pending and issued patents, built from its own innovations, around the world covering behavior-based security, intrusion prevention, and access restriction technologies
- Over $65 million of R&D investments in legacy operating business

MARKET OPPORTUNITY

- With the ever-changing landscape of online security, Finjan's technologies are increasingly relevant
- Finjan's extensive portfolio of granted and pending patents cover enabling concepts in the endpoint, web, and network security markets
- The Company continues to offer patent licenses to companies who have current and next generation products in the marketplace

PROVEN TRACK RECORD

- Finjan has successfully licensed its patents to five major software and technology companies and has settlement agreements around the world
- Historical revenues from both product sales and patent licensing exceeding $200 million
- The Company intends to license its patents to companies with security products and will enforce patent rights as necessary- having successfully achieved this, through litigation, on two separate occasions
- Finjan's widely-respected management team, advisors, and Board of Directors is comprised of operators, venture capitalists, technologists, and includes the original founder of the Company

finjan

Diverse patent portfolio in endpoint, web and network security built from Finjan's own innovations

PATENT PORTFOLIO:

- 20 Issued U.S. Patents
- 3 Pending U.S. Applications
- 11 Issued Foreign Patents
- 4 Pending Foreign Applications

PORTFOLIO HIGHLIGHTS:

- Earliest priority dates: 1996
- Expiration dates: 2030 and beyond
- Significant coverage of behavior-based endpoint, web and network security core concepts
- Patents recognized by industry through active licensing and forward citations



NETHERLANDS
1 Granted Patent
GERMANY
1 Granted Patent
CANADA
1 Granted Patent
1 Patent Applications
U.K.
1 Granted Patent
FRANCE
1 Granted Patent
JAPAN
1 Granted Patent
UNITED STATES
20 Granted Patents
3 Patent Applications
ITALY
1 Granted Patent
PCT Filings
1 Granted Patent
2 Patent Applications
ISRAEL
3 Granted Patents
1 Patent Application

** Some filings not yet published*

Finjan's patents enable the standard for today's online threat detection and protection technology

Finjan's Business Model - Licensing and Patent Enforcement

finjan

Finjan generates revenues by granting intellectual property licenses and protecting its proprietary inventions through active enforcement of patent rights, where necessary

LICENSING	LITIGATION	SETTLEMENTS
2005: Microsoft	2007: secure	2012: Confidential
2009: M86 Security	2010: "2010 Litigation"	2012: Confidential
2012: Trustwave		

Finjan has received more than $125 million in revenue from past licenses, settlements, and trial judgments



APPROVED FOR PUBLIC DISTRIBUTION, AUGUST 2013

CORPORATE PRESENTATION

Q3 2013

MARKET OPPORTUNITY

COMPANY HIGHLIGHTS

APPENDIX

finjan

www.finjan.com

Finjan – The Cross Roads of a Technology and IP Monetization Company

finjan

IP AS AN ASSET CLASS

- IP as an asset class represents tens of billions of dollars of worldwide corporate assets
- Highly illiquid and misunderstood due to lack of understanding of the technology investment it protects, relevance to capital markets, and requisite skill set to monetize the assets

SPECIFIC AREAS OF DIFFERENTIATION

- Finjan's inventions dating back to the early days of web and network security - technology that enables todays software and hardware security infrastructure
- Historical knowledge of technology and operations via engagement with original inventors and investors, an asset in understanding where the security market is today
- Management team with experience in technology invention, innovation and the patent process
- Internal expertise and track record of successfully monetizing patent assets through licensing and assertion programs – IP Monetization as a Core Competency
- Commitment to diversifying Company's investments in and around the security space

FINJAN'S APPROACH TO IP MONETIZATION

- Data driven decisions processes and business analysis at every step in the licensing and enforcement program
  - Is one venue, division, judge different than another
  - Single patent or a few patents vs. large portfolio litigation theories
  - A few high profile targets or a comprehensive approach to licensing the industry
  - "Lottery ticket" trial wins as compared to a regimented licensing
- How do you assess timelines and predictability of outcomes
  - Understanding risk adjusted NPV calculations and rate cards
  - Coming to terms with a non-traditional, non-quarterly forecast period

Peer Group Analysis

finjan

Finjan classified with a distinguished grouping of public and private companies with an IP monetization component where the patents originated from their operating business

ACQUIRED IP COMPANIES

Name	Ticker	Market Cap
VirnetX	VHC	$983 Million
PENDRELL	PCO	$512 Million
VRINGO	VRNG	$280 Million
Unwired Planet	UPIP	$165 Million
SPHERIX INNOVATIONS FOR HEALTH	SPEX	$14 Million
DSS	DSS	$27 Million

Note: Market Cap as of 8/9/13

THIRD-PARTY LICENSING AGENTS AND AGGREGATORS

Name	Ticker	Market Cap
ACACIA RESEARCH CORPORATION	ACTG	$1.1 Billion
RPX RATIONAL PATENT	RPX	$837 Million
AlliedSecurityTrust	Private	?
INTELLECTUAL VENTURES	Private	?
Rockstar	Private	?
Round Rock Research	Private	?

TECHNOLOGY BASED IP COMPANIES

Name	Ticker	Market Cap
finjan	FNJN	$215 Million
InterDigital	IDCC	$1.49 Billion
TESSERA	TSRA	$1.01 Billion
Rambus	RMBS	$1.04B Billion
WiLAN	WILN	$420 Million
ParkerVision	PRKR	$351 Million

Commercial Adoption of Security Solutions

finjan

FINJAN PATENTS → GROWTH STRATEGY

	1995	1995 - 2000	2000 - Present	finjan
	VIRUS	MALWARE	NETWORK GATEWAY SECURITY	
SOLUTION	Early	Adaptive	Integrated	Comprehensive
THREAT	Virus and signature-based threats delivered to endpoints	Malware and malicious code and other yet unknown threats over the web to endpoints	Viruses and malware over the web and through private networks attacking endpoints and data storage	Cybersecurity includes antivirus and malware in both software and hardware but includes intrusion prevention fraud detection to any number of connected endpoint devices
COVERAGE	Endpoint	Endpoint, web	Endpoint, web, network	Endpoint, web, network, mobile devices
IMPLEMENTATION	Software	Software	Software, hardware	Software, hardware, SaaS

finjan

Founded in Israel, Finjan has deep roots to a vast network of research and development, technology, political, and venture connections in Israel, who are leading cybersecurity innovation.

Representative Sample of Israeli Security Firms

Check Point SOFTWARE TECHNOLOGIES LTD.
$11.52bn

Aladdin
Acquired by Cisco
$160mm

NICE
$2.27bn

VERINT
$1.86bn

IMPERVA
$1.08bn

Relatively high government investment as a percentage of GDP (between 40-55% over the last 25 years)

Technology and research granted university system and the highest educated population in the OECD (Organization of Economic Corporation and Development)


WHY
ISRAEL

Geopolitical necessity to maintain a technological edge in the security industry

Ranked by the World Economic Forum as one of the top countries for global competitiveness for the last 10 years

ISRAEL LEADS THE WORLD IN TECHNOLOGY AND INNOVATIONS IN THE SECURITY SPACE

What the Experts are Saying…

finjan

Gartner

Growth in the cloud security services Space has overtaken that of traditional delivery models, growing at a rate of 30% by the end of 2013 and reaching $4.2 billion by 2016

Cyber attacks listed as a top national security threat in the 2013 Worldwide Threat Assessment of the US Intelligence Community

Gartner

Secure Web Gateway revenues grew 15% in 2012 and are estimated to grow between 13-15% in 2013

IDC

2013 worldwide IT security spending will be approximately $17.9 billion

Gartner

2013 Enterprise spend on Secure Web Gateway is estimated to be $2,514 billion with a expected CAGER of 11.8% between 2011-2016

Ponemon Institute

2011 Ponemon Institute study estimated a 44% increase in successful cyber attacks from the prior year.

The Impact!

finjan

Malware and malicious code lead to international headlines when devices are not protected

Is Java the Root of Most Internet Security Problem



examiner.com
February 20, 2013

U.S. and China Put Focus On Cybersecurity



The New York Times
April 22, 2013

False Rumors at White House Causes Stocks to Plunge



April 25, 2013

CYBERSECURITY BREACHES IN THE NEWS

In Hours, Thieves took $45 Million in ATM Scheme



The New York Times
May 10, 2013

Two of Three Web Users are Cybercrime Victims


CROSS
CRIME

The Washington Post
June 25, 2013

Apple's Developer Website Attacked, Stolen Data?



July 22, 2013



APPROVED FOR PUBLIC DISTRIBUTION, AUGUST 2013

CORPORATE PRESENTATION

Q3 2013

MARKET OPPORTUNITY

COMPANY HIGHLIGHTS

APPENDIX

finjan

www.finjan.com

Capitalization Table

Shareholders as of June 4th, 2013



Finjan, Inc. Shareholders
91.5%
Iroquois 4.0%
Hudson Bay 4.0%
Converted Organics 0.1%
Public Float 0.4%
finjan
Finjan Holdings, Inc.
(FNJN)
26.26% Benchmark Capital
21.33% Israel Seed
21.03% HarbourVest International
8.25% Cisco
7.14% Star Bird Holdings
7.14% D and A Income
3.42% Bessemer Venture Partners
3.02% Benhamou Global Ventures
2.51% Other

Source: Company Filings- 8K 6/4/2013 & S1 7/16/2013

Successful Track Record Monetizing Assets

finjan

Finjan has received over $125 million in licensing and settlements

	COMPANY	DATE	LICENSES & SETTLEMENTS	TYPE*	
JUDGMENTS	secure computing	June 2006	$37.9 million	• Established Royalty Rate 8%-16% • Willfulness found • Injunction granted	
LICENSES & SETTLEMENTS	Microsoft	July 2005	$8 million	• Paid-up, Cash • Portfolio	• Life of patents
	M86 SECURITY	November 2009	25% equity of M86	• Stock • Portfolio	• Life of patents
	Trustwave	March 2012	224,000 shares of Trustwave	• Stock • Portfolio	• Life of patents
	CONFIDENTIAL	April 2012	$11.3 million[1]	• Confidential • Portfolio	• Life of patents
	CONFIDENTIAL	November 2012	$85 million[1]	• Confidential • Portfolio	• Life of patents

*e.g.: Running royalty, paid up, lump sum, etc.
1: Source: Company SEC Filings

Continued Investments in Online Security Technology Development

finjan

- More than $125 million in patent licensing and enforcement
- $85 million in historical product and service sales globally
- $65 million in sunk R&D investments in our legacy operating business
- $30 million in capital reinvested by the Company's original investors
- Pursuing new strategic investments in cybersecurity

Seasoned Executive Team

Expertise in technology investments, financial structuring, and patent monetization

NAME/TITLE	BACKGROUND	EDUCATION
Daniel Chinn CEO (Finjan, Inc.)	• Partner, Tulchinsky Stern Marcian Cohen Levitski & Co. • Former Partner, Herzog, Fox & Neeman • Former Partner, Israel Seed Partners	• BA Jurisprudence, Oxford University • Member of the Israel Bar Association
Phil Hartstein President	• Former VP and portfolio manager at IP Navigation Group • Former managing director at Rembrandt IP • Former director in a patent brokerage, practice head of an IP consulting firm, trained in a boutique IP firm	• BS Industrial Technology, Cal Poly SLO
Shimon Steinmetz Chief Financial Officer	• Former technology banker - Cantor Fitzgerald, Goldman, and Citigroup • Former consultant - Turn Around and Restructuring practice at Grant Thornton • Former senior associate at TH Lee Putnam Ventures	• MBA, University of Chicago • BA, Yeshiva University
Joshua Weisbord Dir. of Investor Relations	• Former financial advisor investments, Oppenheimer & Co. • Former Institutional Sales and Trading, Oppenheimer & Co.	• BGS, University of Michigan
Shlomo Touboul Senior Advisor (Finjan, Inc.)	• Founder of Finjan Software and inventor on a number of Finjan patents • Founder at CUPP Computing, Yoggie Security Systems, StrategySeeker.com	• BS, Technion Israel Institute of Technology

Distinguished Board of Directors

Advisory representation from globally respected technology and investment leaders

NAME/TITLE	BACKGROUND	EDUCATION
Michael Eisenberg Director	• General Partner, Benchmark Partners • Former Partner, Israel Seed Partners • Former Head of Investment Banking, Jerusalem Global	• BA Political Science, Yeshiva University
Daniel Chinn Director	• Partner, Tulchinsky Stern Marcian Cohen Levitski & Co. • Former Partner, Herzog, Fox & Neeman • Former Partner, Israel Seed Partners	• BA Jurisprudence, Oxford University • Member of the Israel Bar Association
Eric Benhamou Director	• CEO and Founder, Benhamou Global Ventures • Former CEO, Palm • Former CEO, 3Com	• Doctorate, Arts et Métiers Paris Tech • Masters Engineering, Stanford University
Alex Rogers Director	• Managing director, HarbourVest Partners • Former business analyst, McKinsey & Company • Serves on multiple boards of private/public companies	• MBA, Harvard Business School • BA, Economics, Duke University
Edward Gildea Director	• Former chairman, CEO of Converted Organics • Former, executive vice president of Quality Metric Incorporated • Board member, WPCS International Incorporated (WPCS)	• J.D. Degree from the Suffolk University Law School • A.B. Degree from the college of the Holy Cross

Key Takeaways

FINJAN DEFINED THE STANDARD FOR TODAY'S ONLINE THREAT DETECTION AND PROTECTION TECHNOLOGY

Finjan has a rich background in technology and innovative security products, strong VC backing, top-tier board advisors, real products and services for sale, and now rebuilding its business and brand to grow through acquisitions and investment both in and around the security space.

DIVERSE PATENT PORTFOLIO

Finjan patents cover a number of enabling security implementations where malicious code is attempting to reach endpoint devices through network or internet connections. The comprehensive portfolio includes 20 issued and 3 pending U.S. and corresponding worldwide coverage mainly in Europe and Asia. Additional applications are planned, many stemming from our earliest priority dates.

SUCCESSFUL HISTORICAL LICENSING

Finjan has licensed its patents to five software and technology companies, some through litigation and others without any assertion. We have had an assortment of licensing and settlement structures comprising trial judgments (including single to double digit royalty rates, willfulness, and injunction awards), equity payments, and one-time payments).

The world of online security is changing quickly and Finjan is prepared to maintain its position of relevance in the industry through licensing its portfolio of patented technology as one of its core strengths

Contact Us

FOR MORE INFORMATION:

Joshua Weisbord
Director of Investor Relations
Finjan Holdings, Inc.

Direct: 646.568.3313
Email: joshua@finjan.com

261 Madison Avenue,
9th Floor
New York, NY 10016

www.finjan.com



APPROVED FOR PUBLIC DISTRIBUTION, AUGUST 2013

CORPORATE PRESENTATION

Q3 2013

MARKET OPPORTUNITY

COMPANY HIGHLIGHTS

APPENDIX

finjan

www.finjan.com

Company History

finjan

1997
Finjan was founded by Shlomo Touboul in Israel as an outgrowth of national web concerns

June 2006
Filed first lawsuit against Secure Computing in June 2006 (3 patents)

March 2008
Received positive jury verdict against Secure Computing

2009
Achieved milestone, generating approximately $15mm gross annual revenue

November 2009
Divested operations to M86 Security, in which it took a significant stake while retaining entire IP portfolio; Finjan licenses patents to M86

July 2010
Filed "2010 Litigation" case for patent infringement against five additional technology companies (2 patents)

March 2012
M86 sold to Trustwave, Finjan maintains equity position and board observer seat in Trustwave; Finjan licenses patents to Trustwave

May 2012
Filed appeal on the verdict from the 2010 litigation

August 2012
Reached settlement with one of the five defendants in the 2010 litigation

November 2012
Reached settlement with a second defendant in the July 2010

December 2012
Received negative jury verdict against remaining three defendants in the 2010 litigation

January 2013
Finjan has licensing agreements in place with five software and technology companies

June 2013
Finjan completes reverse merger with (COIN)

1997 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013

Historical IP Licensing and Settlement Timeline

finjan


SECURE COMPUTING CASE
2010 LITIGATION
June 2006
Complaint filed - Delaware, assigned to Judge Sleet
October 2007
Mediation
December 2007
Markman Order
March 2008
Trial, favorable Verdict
July 2010
Complaint filed – Delaware, assigned to Judge Sleet
February 2012
Markman Order
December 2012
Trial, non-favorable Verdict vs. remaining defendants
March 2013
Post-trial/ Appeal (on-going)
2005
2006
2007
2008
2009
2010
2011
2012
2013
June 2005
Microsoft license for $8 mm
March 2008
Secure Computing Judgment
November 2009
M86 license for approximately 25% equity in M86
March 2012
Trustwave license for $3.1 mm
April 2012
First defendant settlement
November 2012
Second defendant settlement
LICENSING & SETTLEMENT EVENTS